                                                                      EXHIBIT 21
                                                                     Page 1 of 3

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES

  1) CCC Alpha Investment, Inc.
  2) CCC A/H, Inc.
  3) CCC Boynton Beach, Inc.
  4) CCC Delaware, Inc.
  5) CCC Facilities Corporation
  6) CCC Financing I Corporation
  7) CCC Financing Limited, LP
  8) CCC Investments I, LLC
  9) CCC Leisure Park Corporation
 10) CCC of Kentucky, Inc.
 11) CCC Ohio Healthcare, Inc.
 12) CCC Pueblo Norte, Inc.
 13) CCC Retirement, Inc.
 14) CCC Retirement Communities II, L.P.
 15) CCC Retirement Partners, LP
 16) CCFS Atlanta LLC
 17) CCFS Philadelphia LLC
 18) CCH Meadowvale Corporation
 19) CCHH Atlanta LLC
 20) CCHH Burlingame LLC
 21) CCHH Cambridge LLC
 22) CCHH Reston LLC
 23) CCHI Singer Island LLC
 24) CCHP I Corporation
 25) CCHP II Corporation
 26) CCHP III Corporation
 27) CCHP IV Corporation
 28) CCMH Atlanta Marquis Corporation
 29) CCMH Atlanta Marquis LLC
 30) CCMH Atlanta NW LLC
 31) CCMH Atlanta Suites LLC
 32) CCMH Bethesda LLC
 33) CCMH Bloomington AP LLC
 34) CCMH Calgary Corporation
 35) CCMH Charlotte LLC
 36) CCMH Chicago Courtyard LLC
 37) CCMH Coronado LLC
 38) CCMH Costa Mesa Suites LLC
 39) CCMH Courtyard I LLC
 40) CCMH Dallas/Fort Worth LLC
 41) CCMH Deerfield Suites LLC
 42) CCMH Denver SE LLC
 43) CCMH Denver Tech LLC
 44) CCMH Denver West LLC
 45) CCMH Desert Springs Corporation
 46) CCMH Desert Springs LLC
 47) CCMH Diversified LLC
 48) CCMH Downers Grove Suites LLC
 49) CCMH Dulles AP LLC
 50) CCMH Dulles Suites LLC
 51) CCMH El Paso LLC

                                                                      EXHIBIT 21
                                                                     Page 2 of 3

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES

  52) CCMH Farmington LLC
  53) CCMH Fin Center LLC
  54) CCMH Fisherman's Wharf LLC
  55) CCMH Fort Lauderdale LLC
  56) CCMH Gaithersburg LLC
  57) CCMH Hanover LLC
  58) CCMH Harbor Beach LLC
  59) CCMH Houston AP LLC
  60) CCMH Houston Galleria LLC
  61) CCMH Jacksonville LLC
  62) CCMH Kansas City AP LLC
  63) CCMH Key Bridge LLC
  64) CCMH Lenox LLC
  65) CCMH Manhattan Beach LLC
  66) CCMH Marina LLC
  67) CCMH Memphis LLC
  68) CCMH Metro Center LLC
  69) CCMH Miami AP LLC
  70) CCMH Minneapolis LLC
  71) CCMH Moscone LLC
  72) CCMH Nashua LLC
  73) CCMH Newark LLC
  74) CCMH Newport Beach LLC
  75) CCMH Newport Beach Suites LLC
  76) CCMH Newton LLC
  77) CCMH Norcross LLC
  78) CCMH Norfolk LLC
  79) CCMH O'Hare AP LLC
  80) CCMH O'Hare Suites LLC
  81) CCMH Oklahoma City LLC
  82) CCMH Ontario AP LLC
  83) CCMH Orlando LLC
  84) CCMH Palm Beach LLC
  85) CCMH Park Ridge LLC
  86) CCMH Pentagon RI LLC
  87) CCMH Perimeter LLC
  88) CCMH Philadelphia AP LLC
  89) CCMH Philadelphia Mkt. LLC
  90) CCMH Pittsburgh LLC
  91) CCMH Plaza San Antonio LLC
  92) CCMH Point Clear LLC
  93) CCMH Portland LLC
  94) CCMH Potomac LLC
  95) CCMH Properties II Corporation
  96) CCMH Properties II LLC
  97) CCMH Quorum LLC
  98) CCMH Raleigh LLC
  99) CCMH Residence Inn LLC
 100) CCMH Riverwalk LLC
 101) CCMH Rocky Hill LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 3

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES

 102) CCMH Romulus LLC
 103) CCMH Saddle Brook LLC
 104) CCMH Salt Lake LLC
 105) CCMH San Diego LLC
 106) CCMH San Fran AP LLC
 107) CCMH Santa Clara Corporation
 108) CCMH Santa Clara LLC
 109) CCMH Scottsdale Suites LLC
 110) CCMH South Bend LLC
 111) CCMH Tampa AP LLC
 112) CCMH Tampa Westshore LLC
 113) CCMH Times Square LLC
 114) CCMH Toronto AP Corporation
 115) CCMH Toronto EC Corporation
 116) CCMH Torrance LLC
 117) CCMH Vail LLC
 118) CCMH Waterford LLC
 119) CCMH Westfields LLC
 120) CCMH Williamsburg LLC
 121) CCMH World Trade Center LLC
 122) CCRC Amelia Island LLC
 123) CCRC Atlanta LLC
 124) CCRC Boston LLC
 125) CCRC Buckhead/Naples LLC
 126) CCRC Dearborn LLC
 127) CCRC Marina LLC
 128) CCRC Phoenix LLC
 129) CCRC San Francisco LLC
 130) CCRC Tysons LLC
 131) CCRI USA LLC
 132) CCSH Atlanta LLC
 133) CCSH Boston LLC
 134) CCSH Chicago LLC
 135) CCSH New York LLC
 136) Crestline Ventures LLC
 137) CSL Group, Inc.
 138) Leisure Park Venture LP
 139) LTJ Senior Communities Corporation
 140) Marriott Realty Sales, Inc.
 141) Panther General Partner, Inc.
 142) Partner Holdings Level I, LP
 143) Residence Inn USA Limited Partnership
 144) RTZ Holdings, Inc.
 145) SDM Hotel Corporation